UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2024

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Community Bank System, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 6, 2024, beginning at 9:00 AM ET, Community Financial System, Inc. (the “Company”) will hold an in-person and virtual Investor Day at the New York Stock Exchange conference facilities where the senior leadership team will provide insights into the Company’s strategies, performance and future outlook. A link to register for the live virtual webcast is included within the Company’s Investor Day Microsite at: https://investorday.communityfinancialsystem.com.

The Company’s Investor Day presentation is attached as Exhibit 99.1 to this Report on Form 8-K. The presentation is also available on the Company’s investor relations website at: https://communityfinancialsystem.com/news-presentations/presentations/.

The information in this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Report on Form 8-K (including Exhibit 99.1 attached hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For more information regarding the forward-looking statements included in this Report on Form 8-K (including Exhibit 99.1 attached hereto), see the Forward-Looking Statements section of the presentation included in Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit is being furnished pursuant to Item 7.01 above.

99.1	Presentation, dated September 6, 2024, at the Community Financial System, Inc. 2024 Investor Day

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Financial System, Inc.

By:	/s/ Joseph E. Sutaris
Name:	Joseph E. Sutaris
Title:	Executive Vice President and Chief Financial Officer

Dated: September 4, 2024

Exhibit Index

Exhibit Number	Description

99.1	Presentation, dated September 6, 2024, at the Community Financial System, Inc. 2024 Investor Day

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)